Guidance ï Vision ï Experience	American Beacon International Equity Fund	Ticker Symbol: AMR: AAIAX

SUMMARY PROSPECTUS	MARCH 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated March 1, 2011, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(fees paid directly from your investment)

Share class
AMR
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Share class
AMR
Management fees	0.31%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.15%
Acquired Fund Fees and Expenses	0.01%

Total annual fund operating expenses[1]	0.47%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$48	$151	$263	$591

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among four investment sub-advisors.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

►	above-average return on equity or earnings growth potential,

►	below-average price to earnings or price to cash flow ratio,

►	below-average price to book value ratio, and

►	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign

Summary Prospectus ï March 1, 2011	American Beacon International Equity Fund

currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The Fund is not designed for investors who need an assured level of current income. The Fund is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Equity Securities Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities include common stocks and securities convertible into common stocks. Investing in such securities may expose the Fund to additional risk. Common stock generally is subordinate to preferred stock, convertible securities and fixed income securities upon the liquidation or bankruptcy of the issuing company. In addition, convertible securities are subject to risk that the credit standing of the issuer may have an effect on the security’s investment value.

Foreign Investing Risk
Oversees investing caries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Futures Contracts and Foreign Currency Forward Contracts Risk
Futures contracts and foreign currency forward contracts are derivative instruments pursuant to which a sub-advisor may enter into a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

Market Events
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Summary Prospectus ï March 1, 2011	American Beacon International Equity Fund

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	25.07%
(1/1/01 through 12/31/10)	(2nd Quarter 2009)
Lowest Quarterly Return:	-22.36%
(1/1/01 through 12/31/10)	(3rd Quarter 2002)

	Average Annual
	Total Returns
	For the periods ended
	December 31, 2010
AMR	1 Year	5 Years	10 Years
Return Before Taxes	7.09%	2.95%	5.21%

Indices (reflects no deduction
for fees, expenses or taxes)	1 Year	5 Years	10 Years
MCSI EAFE Index	7.75%	2.46%	3.50%
Lipper International Funds Index	11.03%	4.02%	4.68%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

►	Causeway Capital Management LLC

►	Lazard Asset Management LLC

►	Templeton Investment Counsel, LLC

►	The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception (1991)
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Kirk L. Brown Senior Portfolio Manager, Asset Management	Since 1994

Causeway Capital Management LLC

Sarah H. Ketterer Chief Executive Officer	Since 2001
Harry W. Hartford President	Since 2001
James A. Doyle Director	Since 2006
Jonathan P. Eng Director	Since 2006
Kevin Durkin Director	Since 2006
Conor Muldoon Director	Since 2010

Lazard Asset Management LLC

John R. Reinsberg Deputy Chairman	Since 1999
Michael A. Bennett Managing Director	Since 2003
Michael G. Fry Managing Director	Since 2005
Michael Powers Managing Director	Since 2003

Templeton Investment Counsel, LLC

Gary P. Motyl President, Chief Investment Officer of Templeton Global Equities	Since Fund Inception (1991)

The Boston Company Asset Management, LLC

D. Kirk Henry Director of International Value Equities	Since 2004
Clifford A. Smith Senior Vice President	Since 2004

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

Summary Prospectus ï March 1, 2011	American Beacon International Equity Fund

Summary Prospectus ï March 1, 2011	American Beacon International Equity Fund